UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 13, 2014

FLUIDIGM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 100

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 266-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 13, 2014, Fluidigm Corporation (“Fluidigm”) completed its previously announced acquisition of DVS Sciences, Inc., a Delaware corporation (“DVS”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated as of January 28, 2014 by and among Fluidigm, DVS, Dawid Merger Sub, Inc., a wholly-owned subsidiary of Fluidigm (“Merger Sub”), and Shareholder Representative Services, LLC, appointed as stockholder representative thereunder. Pursuant to the Merger Agreement, Merger Sub merged with and into DVS, with DVS surviving the merger and becoming a wholly-owned subsidiary of Fluidigm. DVS’s wholly-owned subsidiary, DVS Sciences Inc., an Ontario corporation, was not affected by the merger and remains a wholly-owned subsidiary of DVS.

The merger consideration payable to the former stockholders of DVS by Fluidigm pursuant to the Merger Agreement consists of approximately $125,000,000 in cash (less certain deductions) and approximately 1,759,007 shares of Fluidigm common stock. Of the aggregate cash consideration, $1,000,000 was deposited in escrow to satisfy certain potential working capital adjustments, and of the stock consideration, 50.3030% of the shares was deposited into escrow to secure indemnification obligations under the Merger Agreement. In addition, under the terms of the Merger Agreement, stock options, both vested and unvested, and unvested restricted stock of DVS were converted into options and restricted stock, respectively, denominated in shares of Fluidigm common stock pursuant to an exchange ratio specified in the Merger Agreement.

The cash consideration payable to the former stockholders of DVS was financed in part with the net proceeds from Fluidigm’s public offering of 2.75% Senior Convertible Notes due 2034 pursuant to an underwriting agreement, dated January 29, 2014, by and between the Company and Piper Jaffray & Co., as described in Fluidigm’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2014.

A copy of the Merger Agreement is filed herewith as Exhibit 2.1. The foregoing description of the Merger Agreement and the transactions contemplated thereby are a summary only and are qualified in its entirety by the full text of the Merger Agreement, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated into this Item 3.02. In accordance with the Merger Agreement, a portion of the consideration to be delivered to the former stockholders of DVS consists of shares of Fluidigm common stock. These shares of Fluidigm common stock will be issued pursuant to exemptions from registration provided by Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On February 13, 2014, Fluidigm issued a press release announcing the completion of the acquisition of DVS. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The consolidated balance sheets, and the related consolidated statements of comprehensive loss, redeemable convertible preferred stock and stockholders’ deficit, and cash flows for the years ended December 31, 2011 and 2012 of DVS, the related notes thereto, and the report of independent auditors related thereto with respect to the audited financial statements of DVS, are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

The unaudited consolidated balance sheet as of September 30, 2013, and the related unaudited consolidated statements of comprehensive income (loss), and cash flows for the nine months ended September 30, 2012 and 2013 of DVS, and the related notes thereto, are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of September 30, 2013, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and the nine months ended September 30, 2013, and the related notes thereto, of Fluidigm after giving effect to the acquisition of DVS, are filed as Exhibit 99.3 to this report and are incorporated herein by reference.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits are deemed to have been filed with the Securities and Exchange Commission.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated January 28, 2014 by and among Fluidigm Corporation, DVS Sciences, Inc., Dawid Merger Sub, Inc. and Shareholder Representative Services LLC

23.1*	Consent of BDO USA, LLP, independent registered public accounting firm of DVS Sciences, Inc.

99.1	Fluidigm Corporation Press Release dated February 13, 2014

99.2*	Consolidated financial statements of DVS Sciences, Inc. for the nine months ended September 30, 2013 and 2012, and the years ended December 31, 2012 and 2011

99.3*	Unaudited pro forma condensed combined financial data of Fluidigm Corporation for the year ended December 31, 2012 and as of and for the nine months ended September 30, 2013

*	Incorporated herein by reference to exhibit filed with Fluidigm’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2014.

Safe Harbor Statement

This Current Report on Form 8-K and certain of the exhibits incorporated herein by reference contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding Fluidigm’s completed acquisition of DVS Sciences, Inc., the prospects for the combined company, the market opportunity for Fluidigm and DVS Sciences’ products, Fluidigm’s expectations for the development of the single-cell genomics and proteomics markets, the introduction of new products in these markets, and the future growth of Fluidigm’s business. Statements that are not purely historical are forward looking statements. Forward-looking statements involve substantial risks and uncertainties that may cause actual events or results to differ materially from currently anticipated events or results such as Fluidigm’s lack of experience in acquiring and integrating new businesses; risks relating to the integration of DVS’s business and operations with those of Fluidigm; the possibility that Fluidigm will not realize the anticipated revenue and potential operating expense synergies from the proposed acquisition; the possible loss of key employees, customers, or suppliers as a result of uncertainty caused by the announcement of the proposed acquisition; and intellectual property risks arising from the acquisition, including risks relating to maintaining material in-licensed intellectual property rights. In addition, Fluidigm’s business and that of DVS are subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of products; Fluidigm’s ability to successfully launch new products and applications; competition; Fluidigm’s sales, marketing and distribution capabilities; Fluidigm’s planned sales, marketing, and research and development activities; reduction in research and development spending or changes in budget priorities by customers; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; seasonal variations in customer operations; unanticipated increases in costs or expenses; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting our business and operating results are contained in Fluidigm’s most recent Form 10-Q and the Registration Statement Form S-3ASR and prospectus supplement and accompanying prospectus filed with the SEC related to the offering of the convertible notes. You should review these risk factors carefully. Although Fluidigm believes that the forward-

looking statements contained herein and in the documents incorporated by reference are reasonable, Fluidigm can give no assurance that its expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Fluidigm does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

By:	/s/ Vikram Jog
Vikram Jog
Chief Financial Officer

Date: February 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated January 28, 2014 by and among Fluidigm Corporation, DVS Sciences, Inc., Dawid Merger Sub, Inc. and Shareholder Representative Services LLC

23.1*	Consent of BDO USA, LLP, independent registered public accounting firm of DVS Sciences, Inc.

99.1	Fluidigm Corporation Press Release dated February 13, 2014

99.2*	Consolidated financial statements of DVS Sciences, Inc. for the nine months ended September 30, 2013 and 2012, and the years ended December 31, 2012 and 2011

99.3*	Unaudited pro forma condensed combined financial data of Fluidigm Corporation for the year ended December 31, 2012 and as of and for the nine months ended September 30, 2013

*	Incorporated herein by reference to exhibit filed with Fluidigm’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2014.